2011 Goldman Sachs US Financial Services Conference December 6, 2011 Grayson Hall President and Chief Executive Officer Exhibit 99.1

Why Regions?
• Strong Southeastern franchise with comprehensive line
of product offerings
• Leading brand favorability and exceptional service
quality
• Solid core business performance
• Aggressively identifying and disposing of problem assets
• Capital and liquidity remain solid

Regional Bank in the Southeast with Comprehensive
and Diversified Line of Product Offerings

›
Associates: 26,881
›
Assets: $130B
›
Loans: $79B
›
Deposits: $96B
›
Branches: 1,767
›
Morgan Keegan Offices: 303
›
Insurance Offices: 30
›
ATMs: 2,130
›
Market Cap:  $5.3B*
* As of December 2, 2011
Business Services
›
Small and mid-sized C&I lending
›
Commercial Real Estate
›
Equipment Finance
Consumer Services
Wealth Management
›
Private Banking
›
Insurance
›
Trust Services
›
Mortgage
›
Home Equity
›
Credit Card
›
Direct Lending
›
Indirect Auto

Top 10 MSAs     Deposits
Market
Share
Market
Rank
’10-’15
Population
Growth
Birmingham, AL $11.0 37.6% 1
Nashville, TN $6.6 17.3% 1
Miami, FL $4.8 3.1% 7
Tampa, FL $4.4 8.7% 4
Memphis, TN $3.8 16.8% 2
Atlanta, GA $3.4 3.0% 6
St. Louis, MO $3.0 4.7% 4
Jackson, MS $2.8 25.5% 2
New Orleans, LA $2.4 8.3% 4
Mobile, AL $2.3 38.2% 1
4
($ in billions)
National Average: 3.9%
Regions’ Footprint is Characterized by Either High
Market Shares, High Growth Markets or Both
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Weighted Average Deposit Market Share
in Regions’ Core Markets
Rank Name Market Share
1 Bank of America 11.5%
2 Regions 9.8%
3 Wells Fargo 9.4%
4 SunTrust 6.9%
5 JPMorgan Chase 3.3%
6 BB&T 2.5%
7 Capital One 2.3%
8 First Horizon 2.0%
9 Hancock 1.9%
10 PNC 1.4%
1.0%
8.8%
4.4%
2.0%
10.1
%
4.3%
3.7%
1.4%
9.6%
3.4%

Competitive Advantage Driven by Customer
Loyalty
Regions continues to
perform in the top 10%
in customer loyalty and
top 20% for branch
service quality
(1)
(1) Based on Gallup survey
(2) Based on Prime Performance study
(3) 2010 Greenwich Excellence Award
#1 in Customer Service and
“Friendliest” Bank
(2)
Regions received
Excellence Award
for Small Business
and Middle Market
Banking
(3)
5
Top Bank in
Customer
Service Study
Ranked 2
nd
in Satisfaction for
Mortgage Servicing
J.D. Power
AND ASSOCIATES

Quality Loans Key to Profitable Growth
61%
39%
Portfolio Mix*
Consumer Services
›
Growing consumer loans to achieve a
more balanced portfolio
›
Consumer loan growth will be fueled by
new businesses as well as growth in
existing businesses
›
Loan production in mortgage
grew 9% over prior quarter
›
Acquired $1.2 billion Regions-
branded credit portfolio
›
Indirect auto lending grew 4%
linked quarter
Business Services
›
Focused on middle market & small
business
›
Represents over 80% of
Business Services Revenue
›
Broad based middle-market
commercial loan growth across
footprint and industries
›
55% of area regions
experienced growth in 3Q11
*Ending Balances

Regions C&I Loan Growth has significantly
outpaced Peers
Source: SNL Financial; FRY-9C Regulatory filings
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
• Our Commercial &
Industrial loan growth
has significantly
outpaced peers over the
past year
• Momentum has
continued in 2011,  as
Commercial & Industrial
loans have grown
another 12.5%
• Commercial & Industrial
commitments increased
7% year-to-date and line
utilization remained
stable
Year-To-Date % Change
Loan Growth Since 4Q09
16.7%
15.6%
12.5%
11.9%
11.8%
11.2%
9.5%
7.3%
5.3%
3.9%
2.6%
Bank
#1
Bank
#2
RF Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
27.2%
24.4%
18.2%
10.7%
10.2%
6.4%
6.1%
5.9%
0.2%
-0.3%
-7.3%
Bank
#1
RF Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11

Opportunities Remain To Further Lower Deposit
Costs

Deposit Cost Opportunity Gap
• Regions has additional room to reduce deposit costs
even further
• Opportunity to reduce deposit costs, most significantly
through profitably re-pricing maturing CDs
• Higher cost CDs maturing
• 4Q11 - $2.4 B at 1.32%
• 2012 - $10.7 B at 1.59%
• $6 billion of cash in Fed Funds at September 30
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
Deposit Mix Compared to Peers
Regions
Peer
Average
40 bps
38 bps
12 bps
8 bps
2Q11 3Q11
Peer Median Regions Opportunity Gap
Time
22%
NIB
30%
Other
48%
Time
17%
NIB
29%
Other
54%

Net Interest Margin Impacted by Cash Reserves
and Non-Accrual Loans
Impact of Excess Liquidity &
Non-Accruals on NIM
9
Regions has closed a portion of its
gap vs. the peers in the last 5 quarters
80 bps
47 bps
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
Reported Net Interest Margin
Impact of Excess Liquidity
Impact of Non-Accruals
2.0%
2.2%
2.4%
2.6%
2.8%
3.0%
3.2%
3.4%
3Q10
2.96%
3.00%
3.07%
3.05%
3.02%
0.08%
0.11%
0.10%
0.13%
0.16%
0.16%
0.16%
0.16%
0.15% 0.14%
3.20%
3.27%
3.33% 3.33%
3.32%
4Q10 1Q11 2Q11 3Q11
3.67%
3.65%
3.63%
3.60%
3.55%
3.49%
2.87%
2.96%
3.00%
3.07%
3.05%
3.02%
2.50%
2.70%
2.90%
3.10%
3.30%
3.50%
3.70%
3.90%
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Peer Group Average Regions

Service Charge Income Remains Strong

Offsetting Durbin
• Ongoing restructuring
of our accounts to fee-
eligible
• Increasing hurdle
obtaining free
checking
• Cross-sell new
revenue initiatives
Year-To-Date Service Charge Growth
Source: SNL Financial
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
2.4%
0.5%
-2.5%
-3.2%
-3.8%
-4.4%
-4.7%
-5.7%
-6.5%
-9.5%
-11.4%
RF Bank
#1
Bank
#2
Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10

Expense control continues to be a focus

• Year-over-year
Regions’ expenses*
have declined 8%
while many peers
continue to grow
expenses
• While many peers
grew expenses in the
third quarter, Regions
decreased expenses*
by 5%
• Expenses per FTE
are among the lowest
of all peers
* On an adjusted basis, refer to appendix for non-GAAP reconciliation
Source: SNL Financial – excludes nonrecurring expenses
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
NM
Year-Over-Year % Change
NIE* Per FTE
-8.3%
-6.0%
-4.0%
-1.6%
1.4%
3.8% 3.8%
4.3%
6.2%
6.4%
RF Bank
#2
Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11
$39.7
$40.1
$41.4
$42.8
$44.0 $44.0
$44.7 $44.7
$45.7
$52.9
$58.3
RF Bank
#2
Bank
#3
Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11

*    Refer to appendix for reconciliation to GAAP
**   Net income available to common shareholders

Strong Net Income and Adjusted Pre-tax
Pre-Provision Income Growth
($ in
millions)
Net
Interest
Income
Adjusted
Non-
Interest
Revenue*
Adjusted
Non-
Interest
Expense*
Adjusted
Pre-tax
Pre-
provision
Income*
Net
Income**
3Q11 858 + 748 - 1,066 = 540 $101
2Q11 864 + 757 - 1,121 = 500 $55
1Q11 863 + 764 - 1,167 = 460 $17
4Q10 877 + 795 - 1,211 = 461 $36
3Q10 868 + 748 - 1,162 = 454 ($209)

Significant Reduction in Highest Risk Portfolio
Segments
Total Investor Real Estate
Higher Risk Investor Real Estate Segments
13
$14.8
$11.0
$10.7
$1.2
$25.8
$11.9
$0
$5
$10
$15
$20
$25
$30
4Q06 3Q11
$6.3
$2.3
$5.0
$1.0
$0.2
$0.9
$0
$1
$2
$3
$4
$5
$6
$7
Land Condo Single Family
Reduced Investor Real Estate $13.9 B
or
54%
over 4 years
Reduced High Risk Segments $11.5 B
or
85%
over 4 years
Mortgage Construction
4Q06
3Q11

Credit Quality Metrics Linked Quarter
Net charge-offs declined 7%
Provided less than net charge-offs for 2
nd
straight quarter
Non-performing loans declined 3%
Non-performing assets declined 6%
Business Services criticized loans declined 8%
Loan loss allowance to net loans declined 11bps to 3.73%
Delinquencies improved for the 6
th
straight quarter

Substantial Improvement in Loan Loss Provision;
Allowance Well Above Peers
(1) Loan charge-offs related to Sales  and Transfer to Held for Sale
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
15
Sales/
HFS
(1)
348
402
210
190
160
233
111
106
207
198
178
169
165
151
153
(150)
(156)
$760
$682
$482
$398
$355
($200)
$0
$200
$400
$600
$800
$1,000
3Q10 4Q10 1Q11
2Q11 3Q11
$ in millions
Business Services and HFS
Consumer
Reserve Increase / Reduction
3.77%
3.84%
3.92%
3.84%
3.73%
3.23%
3.11%
3.03%
2.78%
2.62%
3Q10 4Q10 1Q11 2Q11 3Q11
Regions Peer Average
Loan Charge-Offs Allowance versus Peers

Strong Capital

* Non-GAAP – see appendix for reconciliation
** Non-GAAP - Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators;  see appendix for reconciliation
7.6%
7.9% 7.9% 7.9%
8.2%
7.7%
12.1%
12.4%
12.5%
12.6%
12.8%
11.3%
3Q10 4Q10 1Q11 2Q11 3Q11 3Q11
Tier 1 Common* Tier 1
Basel III**

Loans / Deposits

Core Deposits as a % of Total Funding
Solid Liquidity
Source: SNL Financial
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
89%
88%
84%
84%
83%
3Q10 4Q10 1Q11 2Q11 3Q11
89%
89%
88%
86%
85%
85%
84%
81%
81%
78%
56%
Bank
#1
Bank
#2
RF Bank
#4
Bank
#5
Bank
#6
Bank
#7
Bank
#8
Bank
#9
Bank
#10
Bank
#11

Business Plan Priorities 18

Stronger Company Today
4Q07 3Q11 Change
Investor Real Estate $23B $12B 48% Reduction
Allowance for Loan Losses $1.3B $3.0B
More than
doubled
Tier 1 Common Ratio* 6.6% 8.2%
160 bps
improvement
Low Cost Deposits $60.3B $75.5B 25% Growth
Loan to Deposit 100% 83% Strong Liquidity

* Non-GAAP – see appendix for reconciliation

Appendix

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a
“safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.
For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S.
Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› Regions' ability to mitigate the impact of the Dodd-Frank Act on debit interchange fees through revenue enhancements and other revenue measures, which will depend on various factors, including the acceptance by our customers of modified fee structures for Regions' products and services.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in
Regions’ Annual Report on Form 10-K for the year ended December 31, 2010 and quarterly report on Forms 10-Q for the quarters ended September 30, 2011, June 30, 2011 and  March 31, 2011, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

We have made great strides in improving deposit mix
and cost and funding costs
Deposit Cost
70 bps
Deposit Cost
53 bps
Deposit Cost
46 bps
7 bps Improvement
24 bps Improvement
Low Cost
Deposits
74%
Time
Deposits
26%
Low Cost
Deposits
77%
Time
Deposits
23%
Low Cost
Deposits
78%
Time
Deposits
22%
Total Funding Cost
102 bps
Total Funding Cost
80 bps
Total Funding Cost
75 bps
27 bps Improvement

3Q10 2Q11
3Q11

Non-GAAP Reconciliation

($ in millions)
3Q10 4Q10 1Q11 2Q11 3Q11
Net interest income (GAAP) 868 $     877 $     863 $     864 $     858 $
Non-interest income (GAAP) 750        1,213     843        781        745
Adjustments:
Securities (gains) losses, net (2)           (333)       (82)         (24)         1
Leveraged lease termination (gains) / losses -             (59)         -             -             2
Loss (gain) on sale of mortgage loans -             (26)         3            -             -
Adjusted non-interest income (non-GAAP) 748        795        764        757        748
Adjusted total revenue (non-GAAP) 1,616 $  1,672 $  1,627 $  1,621 $  1,606 $
Non-interest expense (GAAP) 1,163 $  1,266 $  1,167 $  1,198 $  1,066 $
Adjustments:
Loss on extinguishment of debt -             (55)         -             -             -
Securities impairment, net (1)           -             -             -             -
Branch consolidation and property and equipment charges -             -             -             (77)         -
Adjusted non-interest expense (non-GAAP) 1,162 $  1,211 $  1,167 $  1,121 $  1,066 $
Adjusted pre-tax pre-provision income 454 $     461 $     460 $     500 $     540 $

Non-GAAP Reconciliation: Capital

($ amounts in millions, except per share data)
9/30/11 6/30/11 3/31/11 12/31/10 9/30/10
TIER 1 COMMON RISK-BASED RATIO
Stockholders' equity (GAAP)  17,263 $     16,888 $  16,619 $  16,734 $  17,163 $
Accumulated other comprehensive (income) loss  (93) 177 387 260 (208)
Non-qualifying goodwill and intangibles  (5,649) (5,668) (5,686) (5,706) (5,729)
Disallowed deferred tax assets (506) (498) (463) (424) (427)
Disallowed servicing assets (36) (35) (28) (27) (20)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  11,917 $     11,802 $  11,767 $  11,775 $  11,717 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  (3,409) (3,399) (3,389) (3,380) (3,370)
Tier 1 common equity (non-GAAP)  K 7,570 $       7,465 $    7,440 $    7,457 $    7,409 $
Risk-weighted assets (regulatory)  L 92,786 93,865 93,929 94,966 97,088
Tier 1 common risk-based ratio (non-GAAP)  K/L 8.2% 7.9% 7.9% 7.9% 7.6%
As of and for Quarter Ended

Non-GAAP Reconciliation: Capital / Basel III
(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are partially allowed in Basel I capital.
(2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III. The amount included above is a reasonable approximation, based on our understanding of the requirements.
($ amounts in millions)    09/30/11
Stockholders' equity (GAAP)  17,262
Non-qualifying goodwill and intangibles
(1)
(5,820)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (809)
10,633
Qualifying non-controlling interests 4
Basel III Tier 1 Capital (non-GAAP) 10,637
Basel III Tier 1 Capital (non-GAAP) 10,637
Preferred Stock (3,409)
Qualifying non-controlling interests (4)
Basel III Tier 1 Common (non-GAAP) 7,224
Basel I risk-weighted assets 92,786
Basel III risk-weighted assets
(2)
94,384
Minimum
Basel III Tier 1 Capital Ratio 11.3% 8.5%
Basel III Tier 1 Common Ratio 7.7% 7.0%

Continued Improvement in Early Stage Credit
Metrics

90+ Day Delinquencies 30-59 Day Delinquencies
Business Services Criticized Loans *
Business Services Classified Loans
*Includes classified loans and special mention loans
$766
$642
$676
$566
$518
3Q10 4Q10 1Q11 2Q11 3Q11
$593
$585
$527
$483
$412
3Q10 4Q10 1Q11 2Q11 3Q11
$10,593
$9,804
$9,142
$7,900
$7,305
3Q10 4Q10 1Q11 2Q11 3Q11
$7,929
$7,337
$6,688
$5,824
$5,408
3Q10 4Q10 1Q11 2Q11 3Q11

Credit Quality Metrics

Total NPLs (excluding HFS)
Total NPAs (including HFS)
NPLs Gross Migration
Investor Real Estate Gross NPA Migration
* Previous presentation showed 2Q11 on a pro-forma basis to include completed bulk sale after quarter-end. Current presentation shows actual 2Q11 and 3Q11 numbers as reported.
$1,340
$947
$730
$555
$755
3Q10 4Q10 1Q11 2Q11 3Q11
516
270
224
134
273
480
335
179
137
245
$996
$605
$403
$271
$518
3Q10 4Q10 1Q11 2Q11 3Q11
Land/Single
Family/Condo
Income
Producing CRE
$3,372
$3,160
$3,087
$2,784
$2,710
3Q10 4Q10 1Q11 2Q11 3Q11
$4,226
$3,918 $3,933
$3,602
$3,391
3Q10 4Q10 1Q11 2Q11* 3Q11

Credit Fundamentals
NCO’s Avg Loans
NPAs + 90 day Delinquencies
NPAs + 90 Day Delinquencies/Loans +
OREO + HFS
NPL Balances Paying
Current and as Agreed
* Previous presentation showed 2Q11 on a pro-forma basis to include completed bulk sale after quarter-end. Current presentation shows actual 2Q11 and 3Q11 numbers as reported.
3.52%
3.22%
2.37%
2.71%
2.52%
3Q10 4Q10 1Q11 2Q11 3Q11
$4,819
$4,503
$4,460
$4,085
$3,803
3Q10 4Q10 1Q11 2Q11* 3Q11
5.65%
5.38%
5.42%
4.98%
4.75%
3Q10 4Q10 1Q11 2Q11* 3Q11
36%
37%
38%
42%
45%
3Q10 4Q10 1Q11 2Q11 3Q11

Allowance Coverage Remains Strong

Allowance for Loan Losses to NPLs
(excl HFS)
Allowance for Loan Losses to Total Loans
94%
101%
103%
112%
109%
3Q10 4Q10 1Q11 2Q11 3Q11
3.77%
3.84%
3.92%
3.84%
3.73%
3Q10 4Q10 1Q11 2Q11 3Q11

Conservative Marks and Reserves
Already Taken on Impaired Loans
Note1: Impaired loans include non-accrual commercial and investor real estate loans, excluding leasing, and all TDRs (including accruing commercial, investor real estate, and consumer TDRs)
Note 2: Book value represents the unpaid principal balance less charge-offs and payments applied; it is shown before any allowance for loan losses.
Note 3: Unpaid principal balance represents the contractual obligation due from the customer and includes the net book value plus charge-offs and payments applied.
Impaired Loans as of September 30, 2011
A B C= (A - B) D E = (B + D) / A
($ millions)
Unpaid
Principal
Balance
Charge-Offs
and Pmts
Applied
Total Impaired
Loan Book
Value
Related
Allowance for
Loan Loss Coverage %
Total Commercial and Industrial 812 $                  86 $                    726 $                 197 $                 34.8%
Total Commercial Real Estate Mortgage - OO 960 108 852 216 33.7%
Total Commercial Real Estate Construction - OO 43 15 28 8 54.2%
Total Commercial 1,815 208 1,606 421 34.7%
Total Commercial Investor Real Estate Mortgage 1,847 172 1,675 439 33.1%
Total Commercial Investor Real Estate Construction 552 111 441 171 51.2%
Total Commercial Investor Real Estate 2,399 284 2,116 610 37.3%
Residential First Mortgage 1,168 66 1,102 158 19.1%
Home Equity 447 14 433 61 16.8%
Indirect 2 - 2 0 0.9%
Consumer Credit Card - - -
Other Consumer 59 0 59 1 1.4%
Total Consumer 1,676 80 1,596 220 17.9%
Total 5,890 $               572 $                  5,318 $             1,251 $             30.9%

Adequately Reserved for Troubled Debt
Restructurings
September 30, 2011
Consumer loans make up 50% of accruing troubled debt restructurings
Foreclosure rate less than half of the industry average
($ millions) Loan Allowance for Allowance as a %
Balance Credit Losses of Loan Balance
Accruing:
Commercial 477 83 17%
Investor Real Estate 991 252 25%
Residential First Mortgage 888 127 14%
Home Equity 403 57 14%
Other Consumer 60 1 1%
Total Accruing 2,819 520 18%
Non-accrual or 90+ DPD:
Commercial 372 93 25%
Investor Real Estate 474 145 31%
Residential First Mortgage 214 31 14%
Home Equity 30 4 14%
Other Consumer 1 0 1%
Total Non-accrual or 90+DPD 1,091 273 25%
Total Troubled Debt Restructurings 3,910 793 20%